UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  December 27, 1999

                 MORTGAGE LENDERS NETWORK HOME EQUITY LOAN TRUST
                        Asset Backed Notes, Series 1999-2


New York (governing law of          333-56213-04   Pending
Pooling and Servicing Agreement)    (Commission    IRS EIN
(State or other                     File Number)
jurisdiction


        c/o Norwest Bank Minnesota, N.A.
        11000 Broken Land Parkway                            21044
        Columbia, MD                                        (Zip Code)
        (Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000



          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On December 27, 1999 a distribution was made to holders of MORTGAGE LENDERS NETWORK HOME EQUITY LOAN TRUST, Asset Backed Notes, Series 1999-2.


  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description
                                 Monthly report distributed to holders of
             EX-99.1 Asset Backed Notes, Series 1999-2 Trust, relating to the December 27, 1999 distribution.






Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                 MORTGAGE LENDERS NETWORK HOME EQUITY LOAN TRUST
                        Asset Backed Notes, Series 1999-2

              By:   Wilmington Trust Company as Owner Trustee
              By:   /s/ Rosemary Pantano, Officer
              By:   Rosemary Pantano, Officer
              Date: 1/6/2000


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Asset Backed Notes, Series 1999-2 Trust, relating to the December 27,
               1999 distribution.